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                                                                   Exhibit 10.12


STANDARD COMMERCIAL NET                          2555 NO. IH 35
LEASE AGREEMENT                                  Minimum of 100,000 gross sq.ft.
                                                 Round Rock, TX  78664

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between CROW-GOTTESMAN-HILL #43, hereinafter referred to as "Landlord" and TN TECHNOLOGIES, INC., A TEXAS CORPORATION, hereinafter referred to as "Tenant";

                                   WITNESSETH:

        1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of WILLIAMSON, State of TEXAS, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises said real property, buildings and improvements being hereinafter referred to as the "premises".

        TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending ONE HUNDRED EIGHTY (180) months thereafter, provided, however, that, in the event the "commencement date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date".

        A. The "commencement date" shall be the date Landlord acquires title to the premises. Tenant acknowledges that as of the commencement date it will have inspected and will accept the premises, and specifically the buildings and improvements comprising the same, in their then condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to said "commencement date", Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.


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        B. In the event this lease pertains to a building to be constructed, the provisions of this subparagraph B shall apply in lieu of the provisions of subparagraph A above and the "commencement date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the Earnest Money Contract dated June 8, 1989, by and between Baker Hughes Incorporated, as
Seller, and Landlord, as Purchaser, relating to the premises.

        2. BASE RENT AND SECURITY DEPOSIT. Subject to possible adjustment up or down on the commencement date, but not thereafter, in accordance with a letter agreement between Landlord and Tenant, Tenant agrees to pay to Landlord as rent for the premises in advance, without demand, deduction or setoff for the first sixty (60) months of the lease term the sum of $49,166.67 per month and for the second sixty (60) months of the term, the sum of $59,000.00 per month and for the final sixty (60) months of the lease term, the sum of $68,833.33 per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month succeeding the "commencement date" during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement of the lease term shall be prorated.

        B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of FORTY-EIGHT THOUSAND Dollars ($48,000.00), which sum shall be held by Landlord, without obligation for interest, as security for the performances of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of the Tenant's obligations under this lease have been fulfilled.

        3. USE. The premises shall be used only for the purpose of receiving, storing, shipping, manufacturing and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Outside storage is prohibited without Landlord's prior written consent. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all applicable governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances caused or created by Tenant in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or




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endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises.

        4. TAXES.

        A. Tenant agrees to pay before they become delinquent all taxes assessments, and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building and constituting part of the premises. Tenant shall furnish to Landlord, not later than twenty (20) days before the date any such taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes, assessments, and governmental charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable, on demand, by Landlord, together with interest thereon, at the rate of ten percent (10%) per annum from date paid by Landlord to date of repayment by Tenant.

        B. In the event the premises constitute a portion of a multiple occupancy building, in lieu of Tenant paying the "taxes" as above provided, Landlord agrees to pay, before they become delinquent, all "taxes" lawfully levied or assessed against such building and the grounds, parking areas, driveways and alleys around the building, and Tenant agrees to pay to landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share" of all such "taxes" paid by Landlord. Tenants' "proportionate share" of all such "taxes" paid by Landlord. Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building.

        C. If, at any time during the term of this lease, the present method of taxation shall be changed to that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

        D. Tenant may, alone or along with any other tenants of said building, at its or their sole cost and expense, in its or their own name(s) and/or in the name of Landlord, dispute and contest any "taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest, have deposited with Landlord the amount so contested and unpaid (or otherwise secure the payment of such amount in a manner satisfactory to Landlord) or their proportionate shares thereof, as the case may be which shall be held by Landlord at interest equal to that then being earned on 30 day certificates of deposit



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issued by a bank in Austin, Texas, until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties, and other liabilities associated with the proceedings), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord, upon demand, Tenant's share (as among all tenants who participated in the contest) of all court costs, interest, penalties, and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage, or expense (including attorneys' fees) in connection with any such proceedings.

        E. Any payment to be made pursuant to this Paragraph 4, with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

        5. REPAIRS AND MAINTENANCE.

        A. Tenant shall, at its own cost and expense, keep and maintain all parts of the premises in good condition, promptly making all necessary repairs and replacements, interior and exterior, structural and non-structural, ordinary and extraordinary, including but not limited to, windows, glass and plate glass, doors and any special office entry, walls and finish work, floors and floor covering, roof, foundation, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys on the premises and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). Tenant shall at its own cost and expense repaint exterior overhead doors, canopies, entries, handrails, gutters, and other exposed parts of the building which reasonably require periodic repainting to prevent deterioration or to maintain aesthetic standards, but not more than once every 5 years and not at all in the last 2 years of the lease term.

        B. Tenant shall, at its own cost and expense, provide regularly scheduled preventive maintenance for all heating and air conditioning systems and equipment within the premises.

        6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the premises without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements, and in each case, complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease. Upon the termination of this lease, the alterations, additions or improvements made to the premises prior to the commencement date shall be surrendered with the premises in the condition the same were in at the commencement of the term, subject to ordinary wear and tear and unrepaired casualty or condemnation damage. If Landlord consents to



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any future alterations, additions or improvements to the premises which are requested by Tenant, Landlord agrees in its consent to designate which, if any, of the same must be removed by Tenant upon the termination of this lease, and upon such termination Tenant shall be obligated to remove such designated alterations, additions or improvements and restore the affected area of the premises to the condition the same would have been in at the termination of the lease has such alterations, additions, or improvements not been made. Tenant shall not be required to remove at the termination of this lease any alterations, additions or improvements which the Landlord did not designate for removal at the time Landlord approved the same for installation. If Landlord so elects prior to termination of this lease, such alterations, additions, improvements, and partitions shall become the property of Landlord as of the date of termination of this lease and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed if required by Landlord; upon any such removal Tenant shall repair any damage caused by such removal. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

        7. SIGNS. Landlord approves existing Tenant signage for the premises. Tenant shall have the right to install additional exterior signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenants shall remove all such exterior signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the building and other improvements, and Tenant shall repair any damage caused by such installation or removal. Landlord's approval for existing exterior Tenant signage refers to that existing on the commencement date of the term of this lease.

        8. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. Landlord and Landlord's agents and representatives shall not exercise their rights under the immediately preceding sentence without giving Tenant 48 hours prior notice of intention to enter the premises; provided, however, no such prior notice shall be necessary if an emergency exists at the premises which requires immediate action by the Landlord. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises, and shall have the right to erect on the premises a suitable sign indicating that the premises are available Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises at the time of vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restorations.



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        9. UTILITIES. Landlord agrees to provide, at its cost, appropriate water, electricity, sewer, natural gas, and telephone service connections to the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

        10. ASSIGNMENT AND SUBLETTING. Tenant shall have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord. Notwithstanding any assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

        11. INSURANCE, FIRE AND CASUALTY DAMAGE.

        A. Tenant agrees to maintain replacement cost insurance on the buildings, fixtures, equipment and other improvements which comprise a part of the premises, which insurance shall be issued by an insurer acceptable to, and in form reasonably required by, Landlord and its mortgagee. Subject to the provisions of subparagraphs 11B and 11D below, such insurance shall be for the sole benefit of Landlord and under its control. Such insurance shall contain such "loss payee" and "mortgagee" clauses as may be required by Landlord or its mortgagee or both. As between Landlord and Tenant the proceeds of such replacement cost insurance shall be used by Landlord to satisfy its obligations under subparagraph 11B below. Such insurance coverage may not be canceled or amended in any respect without prior notice to and the consent of the Landlord. Should the Tenant fail to obtain and maintain the insurance required hereby, Landlord may obtain the same and Tenant shall immediately reimburse Landlord for the cost thereof, together with interest at the rate of ten percent (10%) per annum until repaid. During the term of this lease, Tenant shall furnish Landlord and Landlord's mortgagee, if any, a certificate of insurance confirming that the insurance required by this lease is in effect. Tenant may obtain casualty insurance on its property as it may elect.

        B. If the buildings situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by Tenant under subparagraph 11A above, Tenant shall give immediate notice thereof to Landlord and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such building to substantially the condition in which they existed prior to such damage or destruction. In the event the premises have not been rebuilt and repaired as herein provided within 180 days after the occurrence of such damage, Tenant may terminate this lease effective as of the date Tenant notified Landlord in


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writing. During the period required to rebuild or repair damage which was NOT caused by the acts or omissions of Tenant or its employees or contractors, the rent for such period shall be equitably abated taking into account the portion of the premises which Tenant is unable to use and occupy in the manner in which it used and occupied the same immediately prior to such damage. Landlord's obligation to rebuild shall not extend to any property on which Tenant does not maintain replacement cost insurance coverage.

        C. Landlord shall bear the risk of any uninsured casualty damage to the premises, provided Tenant has not failed to perform its obligations set out in Subparagraph 11A above and Tenant has not violated the terms and conditions of the insurance coverages required by said Subparagraph 11A to be maintained by Tenant. Otherwise, the risk of any uninsured casualty shall be borne by Tenant.

        D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that all the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

        E. Each of Landlord and Tenant hereby releases the other and the insurers of each from any and all liability or responsibility to the other or any claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

        12. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees agents patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation



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attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the cause of which is the act or omission of Landlord, its agents and employees. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $300,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days, written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

        13 CONDEMNATION.

        A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are then being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

        B. If part of the premises shall be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate, but the rent payable hereunder during the unexpired portion of the lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

        C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

        14. HOLDING OVER. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand as rental for the period of any hold over, an


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amount equal to one and one-half (1 1/2) the rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided.

        15. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances, and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions, and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold, and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

        16 EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

        (a) Tenant shall fail to pay any installment of the rent hereby reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

        (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

        (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

        (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

        (e) Tenant shall fail to comply with any term, provision, or covenant of this lease (other than the foregoing in this Paragraph 16), and shall not cure such failure within sixty (60) days, or twenty (20) days for monies owed to Landlord, after written notice thereof to Tenant.

        17 REMEDIES. Upon the occurrence of any such events of default described in Paragraph 16 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

        (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other


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remedy which it may have for possession or arrearages in rent, lawfully enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, lawfully, and Tenant agrees to pay to Landlord on demand the amount of any loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

        (b) Enter upon and take possession of the premises and lawfully expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, and relet the premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may rise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Agreement, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

        (c) Lawfully enter upon the premises,and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord, on demand, for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease.

        In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

        Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or to accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees so incurred.

        18. LANDLORD'S LIEN. Landlord waives all statutory and contractual liens against any of the property of Tenant to secure the payment of rent and other sums due and payable under this lease.

        19. MORTGAGES. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon which is held by a mortgagee who has entered into a written subordination, recognition, nondisturbance and attornment agreement with Tenant, provided, however, that if the mortgagee, trustees, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any mortgage which is held by a mortgagee who has entered into a written subordination, recognition, nondisturbance and attornment agreement with Tenant.

        20 LANDLORD'S DEFAULT. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 19 hereof, Tenant is authorized and empowered, after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 20, unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

        21. MECHANIC'S LIENS. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

        22. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

        (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

        (b) All payment required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

        (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

        Landlord:                                  Tenant:

Crow-Gottesman-Hill #43               TN Technologies, Inc., a Texas Corporation
301 Congress Avenue, Suite 1300       c/o Baker Hughes, Inc.
P.O. Box 2176 (78768-2176)            3900 Essex Lande, Suite 1000
Austin, Texas 78701                   P.O. Box 4740
                                      Houston, Texas 77210-4740
                                      Attn: Director of Real Estate


                                      President:
                                      TN Technologies, Inc.
                                      P.O. Box 800
                                      Round Rock, Texas 78680

        If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

        23. MISCELLANEOUS.

        A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

        B. The terms, provisions, covenants, and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

        C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect interpretation of this lease.

        D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, and estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

        E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

        F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 23(F). Upon the expiration or early termination of the term hereof and prior to Tenant vacating the premises, Tenant shall pay to Landlord an amount reasonably estimated by Landlord as necessary to restore to good operating condition any system, fixture or equipment in the premises which is not then in good operating condition and to repair any damage to the premises for which Tenant is liable under other provisions of this lease.

        G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties of this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

        H. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

        I. So long as no uncured event of default by Tenant shall exist hereunder, and to the extent not prohibited by applicable law now or hereafter in effect, Landlord agrees that Tenant may (but shall not be obligated to) close after 5:00 P.M. on days other than holidays, Saturdays and Sundays, and at anytime on holidays, Saturdays and Sundays, the access easement from Lot 2 in Block A of Amanda Subdivision across Lot 1 in Block A of said Amanda Subdivision providing access to Interstate Highway 35 and to said Block 2. Such closures may be affected by gates, barriers or similar devices installed, operated, opened and closed at the sole cost and expense of Tenant. Any such gates, barriers or closure devices shall be marked with signs or other devices as necessary to make them clearly visible when closed or in place.

        24. ADDITIONAL PROVISIONS. In addition to Tenant's rights under paragraph 6 above, Tenant shall have the right to cause the area of the premises to be expanded to include additional improvements. All such additional improvements shall be subject to the requirements of paragraph 6 above and shall be constructed in accordance with plans and specifications approved by Landlord. Upon the completion of such additional improvements, Landlord shall purchase the same from Tenant for a sum of money equal to the cost of constructing the same. Once Landlord has purchased such additional improvements from Tenant, Tenant shall pay to a Landlord as rental for the same for each year of the remainder of the term of this lease a sum of money equal to said purchase price multiplied by a percentage which is equal to the interest rate being paid on the date of such purchase on U.S. Treasury bills with a 26 week maturity, plus three hundred
(300) basis points. From and after the purchase of such additional improvements, the same shall be deemed a part of the premises and subject to all the terms hereof. If at the time of such purchase the unexpired term of this lease is less than 10 years, Landlord and Tenant will enter into a modification of this lease to extend the term hereof to the date which is 10 years after the date of the purchase of such improvements. If the lease term is extended by operation of the immediately preceding sentence, the annual rent for the original premises leased hereunder shall be increased (but never decreased) on the anniversary date of this lease in each lease year beginning after the 15th year of the lease term by an amount equal to the lesser of (x) four percent (4%) per annum or (y) the percentage increase (if any) in the average of the monthly Consumer Price Index (hereafter defined) for the twelve (12) consecutive calendar months next preceding such anniversary date for which a Consumer Price Index has been published over the average of the monthly Consumer Price Index for the twelve
(12) calendar months which are the 13th through the 24th months both inclusive, prior to such anniversary date. The term "Consumer Price Index" shall mean the Consumer Price Index, All Urban Consumers, All Items published for the area which is nearest Austin, Texas (1982-84 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor. In the event the Consumer Price Index ceases to be based on 1982-84 = 100, or if a substantial change is made in the terms or number of items contained in the Consumer Price Index, then the Consumer Price Index for any particular period shall be adjusted appropriately by Landlord. In the event the Consumer Price Index or a successor or substitute Index is no longer published, a reliable governmental or other non-partisan publication evaluating information used in determining the Consumer Price Index shall be the basis for adjusting said rent.

        Provided Tenant installs adequate screening from view in a manner reasonably acceptable to Landlord, and provided further that applicable building codes and zoning ordinances (including, without limitation, those establishing on-site parking requirements) are not violated, Tenant may maintain outside storage areas behind and east of the buildings on the premises.

        Tenant has the right, and Landlord has the right to require Tenant, to place a barrier in Tenant's east parking lot to mark the boundary between the premises and Lot 2 of Amanda Subdivision. Any such barrier shall be installed, repaired, replaced and maintained at Tenant's expense.

        25 HAZARDOUS SUBSTANCES AND ACTIVITIES. The term "Hazardous Substances," as used in this lease, shall mean pollutants, contaminants, toxic or hazardous wastes, radioactive material or any other substances, the use and/or the removal of which is now or hereafter required or the use of which is now or hereafter restricted, prohibited or penalized by an "Environmental Law," which term shall mean any applicable present or future federal, state or local statute, ordinance, regulation or other law of a governmental or quasi-governmental authority relating to pollution or protection of the environment or the regulation of the use, storage or handling of Hazardous Substances. Tenant will use and store ("Permitted Activities") Hazardous Substances in the course of its business in and at the premises and Landlord acknowledges such use and storage, subject to Tenant's compliance with all provisions of this Lease. All Permitted Activities shall be conducted in accordance with all Environmental Laws and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency incident to the Permitted Activities by Tenant; and Hazardous Substances on the premises as a result of Permitted Activities by Tenant shall be properly stored in a manner and location meeting all Environmental Laws, and in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency incident to the Permitted Activities by Tenant. If at any time during or after the term of this Lease and as a result of Tenant's Permitted Activities on or at the premises, the premises are found to be contaminated with Hazardous Substances or in violation of any Environmental Laws, Tenant shall diligently institute proper and thorough clean-up procedures for such contamination or violation, at Tenant's sole cost. Upon the termination or expiration of this Lease, Tenant further agrees to remove from the premises and properly dispose of all Hazardous Substances on the premises as a result of Permitted Activities by Tenant and all soil, equipment, fixtures, personal property or appurtenances contaminated with any Hazardous Substances as a result of Permitted Activities by Tenant, which removal and disposal shall be performed to the satisfaction of the governmental authorities having jurisdiction of the same. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, penalties, damages and obligations of any nature arising from or as a result of any breach by Tenant of its covenants contained in this paragraph or any contamination of the premises with Hazardous Substances caused by Tenant's Permitted Activities at the premises, including without limitation any decrease in the market value of the premises after the termination or expiration of this Lease and resulting from Tenant not removing from the premises and properly disposing of all Hazardous Substances and all soil, equipment, fixtures, personal property or appurtenances contaminated with Hazardous Substances. The foregoing indemnification and responsibilities of Tenant shall survive the termination or expiration of this Lease for the applicable period of limitations commencing upon the earlier of the discovery by Landlord of the event or condition triggering such indemnification or responsibility or the date on which Landlord should have reasonably discovered such event or condition.

        EXECUTED BY LANDLORD, this 4th day of June, 1990

                                      LANDLORD:

Attest/Witness:                       Crow-Gottesman-Hill #43
                                      -----------------------

/s/ (illegible)                       By: /s/ (illegible)
------------------------------------      --------------------------------------

Title: Project Partner                Title:
       -----------------------------         -----------------------------------

        EXECUTED BY TENANT, this ____________ day of _______________, 1990

                                      TENANT:

Attest/Witness:                       TN Technologies, Inc., a Texas Corporation
                                      ------------------------------------------

/s/ Andrew E. Organ                   By: /s/ John Nelson
------------------------------------      --------------------------------------

Title: VP, Marketing & Sales          Title: President
       -----------------------------         -----------------------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

        Lot 1 in Block A of AMANDA SUBDIVISION in the City of Round Rock, Williamson County, Texas, being the most easterly 9.38 acres of land out of a
55.55 acre tract of land in the David Curry Survey, A-130 in Williamson County, Texas, described in deed recorded in Volume 1672, Page 819, Official Records of Williamson County, Texas.